JOINT FILER INFORMATION

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                 Name                                    Address
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HFCP IV (Bermuda), L.P.                   c/o A.S. Services Ltd.
                                              Cedar House
                                              41 Cedar Avenue
                                              Hamilton HM 12
                                              Bermuda
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H&F International Partners IV-A           c/o A.S. Services Ltd.
(Bermuda), L.P.                               Cedar House
                                              41 Cedar Avenue
                                              Hamilton HM 12
                                              Bermuda
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H&F International Partners IV-B           c/o A.S. Services Ltd.
(Bermuda), L.P.                               Cedar House
                                              41 Cedar Avenue
                                              Hamilton HM 12
                                              Bermuda
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H&F Executive Fund IV (Bermuda), L.P.     c/o A.S. Services Ltd.
                                              Cedar House
                                              41 Cedar Avenue
                                              Hamilton HM 12
                                              Bermuda
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H&F Investors IV (Bermuda), L.P.          c/o A.S. Services Ltd.
                                              Cedar House
                                              41 Cedar Avenue
                                              Hamilton HM 12
                                              Bermuda
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